UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):                                                                                                                July 31, 2019

JACK IN THE BOX INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-9390	95-2698708
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9330 BALBOA AVENUE, SAN DIEGO, CA	92123
(Address of principal executive offices)	(Zip Code)

 (858) 571-2121
 (Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	JACK	The NASDAQ Stock Market LLC (NASDAQ Global Select Market)

Not Applicable
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 7.01          REGULATION FD DISCLOSURE

On July 31, 2019, Jack in the Box Inc. issued a press release announcing that it will report third quarter fiscal 2019 financial results after market close on Wednesday, August 7, 2019, and that the company will host a conference call to review the results on Thursday, August 8, 2019, beginning at 8:30 a.m. PT.

A copy of the press release is attached to this report as Exhibit 99.1.

ITEM 9.01          FINANCIAL STATEMENTS AND EXHIBITS

(d)            Exhibits.

Exhibit
  No.                          Description
-----------                   ---------------
99.1                          Press Release of Jack in the Box Inc. dated July 31, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACK IN THE BOX INC.

By:	/s/ Lance Tucker
Lance Tucker
Executive Vice President
Chief Financial Officer
(Principal Financial Officer)
(Duly Authorized Signatory)
Date: July 31, 2019